UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2020 (August 17, 2020)

Keurig Dr Pepper Inc.

(Exact Name of Registrant as Specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 South Avenue, Burlington, Massachusetts 01803

(Address of principal executive offices, including zip code)

781-418-7000

(Registrant’s telephone number including area code)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	New York Stock Exchange

Item 8.01. Other Events.

On August 19, 2020, Maple Holdings B.V. (“Maple” or the “Selling Stockholder”) completed the previously announced registered public secondary offering (the “Offering”) of 45,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), of Keurig Dr Pepper Inc. (the “Company”), for gross proceeds of approximately $1.31 billion. The Company did not receive any proceeds from the sale of the shares of Common Stock by the Selling Stockholder.

Maple is a holding company majority-owned by JAB Holdings B.V. (“JAB”). Following the completion of the offering, Maple and JAB collectively own approximately 49.5% of the Company’s outstanding Common Stock and the Company is no longer a “controlled company” within the meaning of NYSE corporate governance standards.

In connection with the Offering, the Company entered into an Underwriting Agreement, dated August 17, 2020 (the “Underwriting Agreement”), by and among the Company, the Selling Stockholder and Goldman Sachs & Co. LLC, as underwriter in the Offering. The Underwriting Agreement is filed as Exhibit 1.1 hereto.

The Company has previously filed with the Securities and Exchange Commission (“SEC”) a registration statement (including a prospectus) on Form S-3 (File No. 333-233477) as well as a resale prospectus supplement filed with the SEC on August 27, 2019, as supplemented by a prospectus supplement, filed with the SEC on August 19, 2020, for the Offering.

On August 19, 2020, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated August 17, 2020, by and among Keurig Dr Pepper Inc., Maple Holdings B.V. and Goldman Sachs & Co. LLC.

99.1	Press Release dated August 19, 2020

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.

Dated: August 19, 2020

By:	/s/ James L. Baldwin
James L. Baldwin
Chief Legal Officer, General Counsel and Secretary

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